Exhibit 99.1

Corporate OverviewApril 2024

2 Forward - looking statements This presentation contains forward - looking statements within the meaning of, and made pursuant to the safe harbour provisions of, The Private Securities Litigation Reform Act of 1995. All statements contained in this document, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding possible or assumed future results of operations, business strategies, research and development plans, regulatory activities, market opportunity, competitive position and potential growth opportunities are forward - looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements. In some cases, you can identify forward - looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward - looking statements in this presentation are only predictions. We have based these forward - looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward - looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: our ability to successfully advance our current and future product candidates through development activities, preclinical studies, and clinical trials; our reliance on the maintenance on certain key collaborative relationships for the manufacturing and development of our product candidates; the timing, scope and likelihood of regulatory filings and approvals, including final regulatory approval of our product candidates; our ability to successfully integrate operations with Clade Therapeutics, geopolitical issues and inflation on our business and operations, supply chain and labor force; the performance of third parties in connection with the development of our product candidates, including third parties conducting our future clinical trials as well as third - party suppliers and manufacturers; our ability to successfully commercialize our product candidates and develop sales and marketing capabilities, if our product candidates are approved; and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward - looking statements as predictions of future events. The events and circumstances reflected in our forward - looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward - looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward - looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

3Century Therapeutics: Building an industry-leading, next-generation allogeneic iPSC-derived cell therapy platformLIMITLESS POTENTIAL PRECISION DESIGN ENDURING IMPACT Foundational investments in iPSC technology, genetic editing, protein engineering, and manufacturingProgressing differentiated clinical programs based on Allo-EvasionTM technology in oncology and autoimmune and inflammatory diseasesWell-capitalized into 2026 to enable delivery on key milestones and clinical data

Overview of Foundational Platform Technologies

5 Century’s singular focus: To deliver best - in - class iPSC - derived cell therapies Century platform enables the incorporation of critical features we b elieve can only be realized via iPSC - derived cell therapies Infinite replicative capacity at the iPSC stage enables potentially unlimited genomic editing via CRISPR HDR Single cell cloning of engineered iPSC allows selection of a fully characterized clone for master cell bank, ensuring safety and functional reproducibility of the final drug product Production from a master cell bank – derived from a single donor – enables larger batch sizes and lower cost of goods than donor - derived or autologous Platform capable of fully leveraging multiple advances in synthetic biology into a single product Differentiation conditions developed for generating multiple immune effector cells , including NK cells, CD4+ T cells (Th and Treg), CD8+ T cells, monocytes / macrop hages Cell expansion during multiple stages of differentiation yields large cell harvests, decreasing risk of cell exhaustion, reducing COGs and providing robust drug inventory that is potentially infinitely replenishable

6 Century’s next - generation allogeneic iPSC technology platform: Versatility and unprecedented control Rapid Integration of major advances in product functionality and manufacturability iPSC iT cell iNK cell SINGLE CELL CLONING POST GENE EDITING AND CHARACTERIZATION DIFFERENTIATION Consistency Yield Fitness: No exhaustion Allo - Evasion TM Homeostasis/ persistence Modulation of TME Safety switch Integration of advances in synthetic biology Product design Manufacturing Engineered iPSC MCB

7 Precision CRISPR MAD7 mediated sequential gene editing of iPSC cells generates uniform product candidates Multiple gene edits (KO/KI) iPSC bank Engineered iPSC Master Cell Bank (MCB) Sequential selection steps iSPC Precision Engineering CRISPR - mediated HDR (MAD 7) Advantages of Century’s Platform Precise CRISPR mediated homology directed repair reduces off - target integration Stepwise and efficient gene editing avoids risky multiplex modification and structural variants Quality control through generation of homogenous MCB establishes genomic product integrity Manufacturing begins at the MCB, confirmed to be free from genetic aberrations

8 Allo - Evasion TM edits + repeat dosing = potential greater durability Potential to drive durable responses with engineering to resist immune rejection Next - wave of allogeneic cell therapies must solve for challenge of rejection With Allo - Evasion TM engineering Without Allo - Evasion TM engineering

9 Advancing our leadership in Allo - Evasion TM technology Continuous improvement in holistic immune protection designed to overcome major pathways of host vs. graft rejection Allo - Evasion TM 1.0 Allo - Evasion TM 3.0 Allo - Evasion TM 5.0 b 2M KO (HLA - I) CIITA KO (HLA - II) CD8 + T Cell CD4 + T Cell Pan NK Inhibitory ligand Fc NK cell 1 2 Core edits disarm host cells from eliminating therapy Deletion of β 2M, a protein required to express HLA - 1 on the cell surface prevents recognition by CD8 T cells Knock out of CIITA eliminates HLA - II expression to escape elimination by CD4 T cells Knock - in of HLA - E prevents killing by NK cells Allo - Evasion TM 1.0 edits plus the incorporation of: Knock - in of HLA - G improves protection against killing by NK cells Deletion of β 2M, a protein required to express HLA - 1 on the cell surface prevents recognition by CD8 T cells Knock out of CIITA eliminates HLA - II expression to escape elimination by CD4 T cells Pan - NK inhibitory ligand to provide broader protection against killing by NK cells IgG degrading protease designed to protect against humoral immunity

10 Foundational investments in iPSC manufacturing Established in - house manufacturing Developing fit - for - purpose products • Century 53,000 ft 2 GMP facility • Designed to produce multiple immune cell types • Accelerates learnings and enables faster product iteration • Two sites (FCDI GMP manufacturing, Century in - house manufacturing) provide optionality and maximizes flexibility • Increased process and product consistency • Scalable platforms and optimized processes to maximize yield, reduce COGs, and meet demand • Increases in cell fitness, as cells do not undergo excessive expansion cycles which often result in cell exhaustion • Homogeneity of the manufacturing process produces a product candidate that can be readily characterized

Pipeline

12 Newly expanded and diversified pipeline Product candidates spanning cell types and targets in cancer and autoimmune and inflammatory diseases Clinical Product iPSC Platform Targets Indications Research IND - Enabling P1 P2 P3 Collaborator / Origin Autoimmune and Inflammatory Diseases CNTY - 101 iNK CD19 Systemic Lupus Erythematosus IND cleared Autoimmune Diseases CNTY - 108 iNK / gd iT CD19 Autoimmune Diseases CLDE - 308 ab iT CD19 Autoimmune Diseases CLDE - 361 ab iT BCMA Myasthenia Gravis Hematologic and Solid Tumors CNTY - 101 iNK CD19 B - Cell Malignancies CNTY - 102 iNK/ gd iT CD19 + CD22 B - Cell Malignancies CLDE - 308 ab iT CD19 B - Cell Malignancies CNTY - 104 iNK/iT Multi - specific AML CNTY - 106 iNK/iT Multi - specific MM CNTY - 107 gd iT Nectin - 4 Solid Tumors Research iT Not disclosed Solid Tumors Research iNK/iT TBD Hematologic and Solid Tumors ELiPSE - 1 CALiPSO - 1 Hematologic Tumors Autoimmune and Inflammatory Diseases Solid Tumors

CNTY - 101 Clinical Programs

14 CNTY - 101: Differentiated next - gen CD19 targeted product Only cell therapy with six precision gene edits currently in the clinic Delivering on our vision to change the cell therapy treatment paradigm • Goal to improve durability, tolerability and ease of outpatient administration • Potential to eliminate need for lymphodepletion with subsequent cycles of therapy • First CD19 - targeted agent to test durability benefit of repeat dosing enabled by Allo - Evasion TM edits CNTY - 101 Allo - Evasion TM edits HLA - I Knockout IL - 15 HLA - II Knockout CD19 CAR HLA - E Safety Switch

15 CNTY - 101 in relapsed/refractory B - cell lymphomas Aim : To deliver durable responses via repeat dosing facilitated by Allo - Evasion TM and extending the period of pharmacologic pressure on tumor cells R/R: Relapsed or Refractory, NHL: Non - Hodgkin Lymphoma, CAR - T: Chimeric Antigen Receptor T cell therapy 1 Cappell , Nature Reviews Clinical Oncology (2023) Unmet need: Potential solution from Century’s platform: • Autologous CD19 CAR - T is curative in ~40% 1 of patients • Autologous CD19 CAR - T access is limited and/or can fail in manufacturing as quality is dependent on patient - derived starting material • Limited options and poor prognosis for patients who fail autologous CAR - T • Off - the - shelf product offers immediate access and consistency • Multiple doses to increase pharmacological pressure to increase durability • Host rejection addressed by Allo - Evasion TM edits

16 CNTY - 101: ELiPSE - 1 (NCT05336409) Phase 1 BOIN design 1 Standard lymphodepletion regimen: Fludarabine (30 mg/m2/d) and cyclophosphamide IV (300 mg/m2/d) for 3 days 2 Subjects who are assessed as stable disease or better may receive additional cycles of CNTY - 101 BOIN: Bayesian Optimal Interval, DLBCL: Diffuse large B - cell lymphoma , tFL : Transformed follicular lymphoma, PMBCL: Primary mediastinal B - cell lymphoma, MCL: Mantle Cell Lymphoma, FL3B: Follicular lymphoma grade 3B, DLT: Dose - limiting toxicity, RP2R: Recommended Phase 2 regimen, ORR: O bjective response rate, CRR: Complete response rate, DoR : Duration of response, PK: Pharmacokinetics, IL - 2: Interleukin - 2 Inclusion: • R/R CD19+ NHL • Aggressive B cell lymphoma (DLBCL, tFL , high - grade B cell lymphoma, PMBCL, MCL, FL3B) • High - risk indolent lymphoma Endpoints: • Primary: MTD based on DLTs; RP2R • Key Secondary: Safety, tolerability, Efficacy (ORR, CRR, DoR ), PK • Exploratory: Feasibility of additional cycles, Allo - Evasion TM Initial Dose Patient enrollment N=15 dose esc N=20 expansion LYMPHO - DEPLETION 1 Schedule A • Dose level 1: 100e6 • Dose level 2: 300e6 • Dose level 3: 1000e6 Schedule B • Dose level 2: 300e6 • Dose level 3: 1000e6 CNTY - 101 DAY 1 IL - 2 x 8 days IL - 2 x 22 days CNTY - 101 DAY 1 CNTY - 101 DAY 8 CNTY - 101 DAY 15 28 - DAY DLT PERIOD RESPONSE ASSESSMENT CNTY - 101 DAY 1 IL - 2 x 8 days IL - 2 x 22 days CNTY - 101 DAY 1 CNTY - 101 DAY 8 CNTY - 101 DAY 15 Additional Cycles 2 First additional cycle: Lymphodepletion at investigator’s discretion No lymphodepletion for following cycles

17 ELiPSE - 1 enrolled heavily pretreated patients Baseline characteristics Patients treated 7 Median age (range) 68 (60 - 72) Prior therapy Median # of prior therapies (range) 4 (2 - 6) Prior CD - 19 - targeted CAR T - cell therapy 3 a (43%) Disease characteristics Aggressive histology 5 (71%) Refractory to last line of therapy 6 (86%) Elevated LDH at screening 5 (71%) Stage 4 (Dx | Screening) 5 (71%) | 7 (100%) Median baseline target lesion SPD (mm 2 ) (range) 2044 (641 - 29716) Data cutoff date of November 13, 2023; represents data verified post data cut a. One additional subject had CAR T - cell manufacturing failure LDH: Lactate dehydrogenase, SPD: sum of the products of diameters

18 ELiPSE - 1: Favorable initial safety profile *Data cutoff date of November 13, 2023; represents data verified post data cut a. CAR T manufacturing failure COHORT PATIENT DISEASE HISTORY TREATMENT SAFETY Indication Prior Lines Therapy Prior CAR T? Relapse or Refractory to Last Line Dose Cycles Completed DLTs CRS (Grade) ICANS CNTY - 101 Related Gr3+ AE/SAE DOSE LEVEL 1 1 iFL 4 N Refractory 100 x 10 6 7 N N N N 2 DLBCL/tFL 4 Y Refractory 100 x 10 6 1 N N N N 3 DLBCL 2 N a Refractory 100 x 10 6 1 N N N N 4 DLBCL/tMZL 4 N Refractory 100 x 10 6 1 N Y(1) N Y DOSE LEVEL 2 5 MZL 4 N Refractory 300 x 10 6 2 N Y(2) N Y 6 DLBCL 4 Y Refractory 300 x 10 6 1 N N N N 7 DLBCL/tFL 6 Y Relapsed 300 x 10 6 1* N* N* N* N*

19 ELiPSE - 1: Early evidence of anti - lymphoma activity at lowest dose levels *Data cutoff date of November 13, 2023; represents data verified post data cut a. CAR T manufacturing failure COHORT PATIENT DISEASE HISTORY TREATMENT SAFETY RESPONSE Indication Prior Lines Therapy Prior CAR T? Relapse or Refractory to Last Line Dose Cycles Completed DLTs CRS ICANS CNTY - 101 Related Gr3+ AE/SAE Best Overall Response DOSE LEVEL 1 1 iFL 4 N Refractory 100 x 10 6 7 N N N N CR 2 DLBCL/tFL 4 Y Refractory 100 x 10 6 1 N N N N PD 3 DLBCL 2 N a Refractory 100 x 10 6 1 N N N N PD 4 DLBCL/tMZL 4 N Refractory 100 x 10 6 1 N Y N Y PD DOSE LEVEL 2 5 MZL 4 N Refractory 300 x 10 6 2 N Y N Y PR 6 DLBCL 4 Y Refractory 300 x 10 6 1 N N N N PD 7 DLBCL/tFL 6 Y Relapsed 300 x 10 6 1* N* N* N* N* CR*

20 ASH case study: Dose level 1 patient with 6 - month durable complete response ^ *Data cutoff date of November 13, 2023; represents data verified post data cut ^Patient subsequently progressed Ramachandran, et al. 2023 ASH Annual Conference Multiple Doses of CNTY - 101, an iPSC - Derived Allogeneic CD19 Targeting CAR - NK Product, are Safe and Result in Tumor Microenvironment Changes Associated with Response: A Case Study Indu Ramachandran 1 , Sarah Rothman 1 , Mariano Clausi 1 , Kile McFadden 1 , Brenda Salantes 1 , Gloria Jih 1 , Thomas Brigman 1 , Sam Kelly 1 , Matthew S. Hall 1 , Stephanie Yee 1 , Iphigenia Koumenis 1 , Poulomee Das 1 , Jordan Briggs 2 , Tori Braun 2 , Ying Yuan 3 , Elizabeth Devlin 1 , Adrienne Farid 1 , Nikolaus Trede 1 , Tamara K. Moyo 5 , Tahir Latif 4 , Krish Patel 2 1 Century Therapeutics, Philadelphia, PA 2 Swedish Cancer Institute, Seattle, WA 3 MD Anderson Cancer Center, Houston, TX 4 Atrium Health Levine Cancer Institute, Charlotte, NC 5 University of Cincinnati Medical Center, Cincinnati, OH Sex/Age: Female/63 Tumor Subtype : Follicular Lymphoma Dose/Schedule : 100e6 cells x 1 per cycle (Dose Level 1; Schedule A) Prior Therapy : • 4 prior lines of therapy including anti - CD20, bispecific, and investigational therapy • High - risk R/R - Relapsed within 12 months of starting R - CHOP Initial Dose lympho - depletion No IL - 2 Additional Cycle 1 lympho - depletion IL - 2 Additional Cycle 2 IL - 2 Additional Cycle 3 IL - 2 Additional Cycle 4 IL - 2 Additional Cycle 5 IL - 2 Additional Cycle 6 IL - 2 IL - 2: Subcutaneous 3e6 IU for 8 days, except for initial cycle No lymphodepletion

21 ^Patient subsequently progressed Ramachandran, et al. 2023 ASH Annual Conference ASH case study: Early evidence of anti - lymphoma activity with durable 6 - month complete response ^ Baseline Post - initial dose (Day 28)

22 Allo - Evasion TM edits + repeat dosing without the need for LD With Allo - Evasion TM engineering Without Allo - Evasion TM engineering Allo - Evasion TM enables repeat dosing without the need for continued lymphodepletion Initial clinical evidence indicates no sign of allo - rejection for CNTY - 101 (ASH case study) Allo - Evasion TM provides potential to more tightly control drug exposure to enable sustained pressure on the target CNTY - 101 cells persist in tissues for at least 3 days as measured by cfDNA; observed with and without LD Clinical patient case from Ph1 ELiPSE - 1 trial. Detectable signal [+] was determined to be significantly above negative controls using two sample Poisson test, p < 0.05; transgene copies detected in 1 mL of plasma is indicated Anti - drug antibodies and functional humoral immune response against CNTY - 101 are not detected (seven cycles evaluated) ADCC CDC ELiPSE - 1 Clinical Data No LD ADCC: Antibody - dependent cellular cytotoxicity CDC: Complement dependent cytotoxicity

23 Summary of ELiPSE - 1 data Cohorts of 3 billion cells/1 monthly dose and 300 million/weekly x 3 doses are open; Additional clinical data expected in mid - 2024 Heavily pretreated and refractory patient population treated in first - in - human dose escalation trial Favorable safety profile; can be delivered in an outpatient setting Encouraging early efficacy signals at lowest dose levels • 2 patients achieving CR, including 1 patient with 6 - month durable CR No evidence of allo - rejection Initial data for CNTY - 101 supports the potential for Allo - Evasion ۲ to enable a multi - dosing regimen without the need for continued lymphodepletion We believe CNTY - 101’s manageable initial safety profile, initial response data, and PK/PD supports advancing to higher doses to potentially deepen and prolong clinical response

24 Key differentiators of CNTY - 101 in autoimmune disease treatment CNTY - 101: CD - 19 targeted iNK cell therapy with 6 precision gene edits including Allo - Evasion TM technology • Currently being studied in Ph1 ELiPSE - 1 trial in R/R NHL • Ph1 CALiPSO - 1 trial in SLE initiating in H1 2024 Key differentiators in AID: (1) Allogeneic (2) NK cells (3) Allo - Evasion TM NK cells Allogeneic Allo - Evasion TM • Killing potency ≥ primary CAR - T • Trafficking to secondary lymphoid tissues and marrow favors pathogenic B - cell targeting • Limited in vivo expansion • Available “off - the - shelf” • No patient apheresis required • No manufacturing wait time • Platform enables lower COGs than donor - derived or autologous • Avoiding host immune rejection • Ability to repeat dose without continued lymphodepletion • Ability to retreat, if needed Tighter control over drug exposure: B - cell depletion without prolonged B - cell aplasia

25 CNTY - 101: Potential to drive B - cell depletion with tighter control over drug exposure More potent than primary CAR - T at B - cell killing in pre - clinical comparison CNTY - 101 more potent than primary CAR - T cells at B - cell killing at 24 hours in pre - clinical comparison Isolated B cells or CD19+ target cells were co - cultured with CNTY - 101 or primary CAR - T at several E:Ts in 96 - well U bottom plate s in NKCM with assay harvested at 24h. Assay plates were harvested and stained for Fixable Live/Dead. Cells were fixed and run on cytometer to determine Target+Dead Cell populations.

26 Opportunity in systemic lupus erythematosus to improve long - term disease control 1. Tian J, et al. Ann Rheum Dis 2023;82:351 – 356 http://dx.doi.org/10.1136/ard - 2022 - 223035 2. Mackensen A, et al.. Nature Medicine 2022 28:10 (2124 - 2132) https://doi.org/10.1038/s41591 - 022 - 02017 - 5 CNS: Central Nervous System, SLE: Systemic Lupus Erythematosus • Abnormal B cell function and autoantibody production are central to disease pathogenesis • Major causes of morbidity and mortality involve multiple systems – Renal, CNS and cardiovascular involvement are major causes of morbidity and mortality • Chronic treatment with broad - acting anti - inflammatory and immunosuppressives • Current treatments fail to significantly impact morbidity in the moderate to severe population • Treatment toxicity and disease flares remain common • Challenges remain due to potential exposure to CRS and ICANS, product availability, and long - term risks including B - cell aplasia

27 CNTY - 101: CALiPSO - 1 systemic lupus erythematosus Phase 1 study Inclusion: • Patients with moderate to severe SLE after 2+ standard immunosuppressive therapies Endpoints: • Key endpoints: Safety, SLE manifestations per SLEDAI, LLDAS, DORIS • Translational Endpoints: B - cell depletion, auto - antibody decline Trial planned to initiate in the first half of 2024; initial data expected by year - end 2024 Initial Dose Additional Cycle No lymphodepletion Schedule • Dose level 1: 300e6 • Dose level 2: 1000e6 LYMPHO - DEPLETION 28 - DAY DLT PERIOD RESPONSE ASSESSMENT Patient Enrollment Up to N=26 101 DAY 1 DAY 8 101 101 DAY 15 101 DAY 1 DAY 8 101 101 DAY 15 RESPONSE ASSESSMENTs Months 2 - 12

Discovery Programs

29 CNTY - 102: Leveraging the next generation γδ iT and iNK cell platform designed to deliver best - in - class potential Designed to address factors that limit durability of cell therapy in B - cell malignancies • i NK and γδ iT cells have distinct properties that provide optionality in the face of different biological challenges • Dual targeting designed to counter antigen escape relapse - a major limiting factor for durability of CD19 CAR T therapies • Armed with Allo - Evasion TM edits to enable repeat dosing to potentially deliver durable responses CNTY - 102 HLA - II KO γδ TCR/CD3 IL - 15/IL15RA HLA - E HLA - G HLA - I KO CD19/CD22 loop CAR Allo - Evasion TM Illustrative construct

30 CNTY - 107: First in class Nectin - 4 targeted γδ iT cell therapy Leveraging the power of the γδ iT cell platform for solid tumors Nectin - 4 has been validated by ADC approaches • Opportunity to address multiple Nectin - 4 positive solid tumors — Potential indications include bladder, breast, pancreatic, non - small cell lung cancer, esophageal/gastric, head and neck, and/or ovarian cancers 1 γδ iT allogeneic therapies provide potential to improve upon ADC toxicity profile and efficacy • Intrinsic homing of γδ iT cells to tissues and solid malignancies • Multi - tumor killing modalities to tackle heterogeneity 1. Cancer Res . 2016 May 15;76(10):3003 - 13 Tumor cell killing Allo - Evasion TM Cell Fitness Illustrative construct Nectin - 4 CAR CD16 PET reporter gene TCR Cytokine support CNTY - 107

32 MULTIPLE NEAR - TERM CATALYSTS CASH RESOURCES Advancing next - generation iPSC - derived allogeneic NK and T cell therapy candidates for the treatment of cancer and autoimmunity Phase 1 ELiPSE - 1 trial of CNTY - 101 in B - cell malignancies • Additional data expected in mid - 2024 Phase 1 trial of CNTY - 101 in SLE • IND clearance obtained & initiation expected in 1H 2024 • Initial clinical data expected by YE 2024 Cash runway into 2026 Ended 4Q23 with cash, cash equivalents, and investments of $261.8M Differentiated pipeline based on Allo - Evasion ۲ technology • Potential to overcome limitations of conventional allogeneic cell therapy Encouraging preliminary clinical data from Phase 1 trial of CNTY - 101 in R/R B - cell lymphomas • Well - tolerated with early evidence of anti - lymphoma activity, and supports the ability to re - dose without lymphodepletion Expanding into additional autoimmune indications • CNTY - 101 has differentiated profile in AID (allogeneic, iNK with Allo - Evasion TM ) • Clade Therapeutics acquisition further expands and enhances autoimmune opportunities and platform technology In - house manufacturing capabilities • Ability to accelerate learnings and enable faster product iteration Pursuing additional autoimmune health authority filings for CNTY - 101 in 2024

33Century Therapeutics: Building an industry-leading, next-generation allogeneic iPSC-derived cell therapy platformLIMITLESS POTENTIAL PRECISION DESIGN ENDURING IMPACT Foundational investments in iPSC technology, genetic editing, protein engineering, and manufacturingProgressing differentiated clinical programs based on Allo-EvasionTM technology in oncology and autoimmune and inflammatory diseasesWell-capitalized into 2026 to enable delivery on key milestones and clinical data